UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 26, 2006 (July 20, 2006)
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 20, 2006, Nicor Inc. appointed Karen K. Pepping to the position of principal accounting officer. Ms. Pepping, 41, has been Vice President and Controller of Nicor Inc. since June 2006 and continues in that office. She joined Nicor Inc. in July 2003 as Assistant Controller and was appointed Assistant Vice President and Controller in June 2005. Ms. Pepping served as Assistant Controller for Wallace Computer Services, Inc. from 2002-2003 and as Director of Accounting and other managerial positions with Tellabs, Inc. from 1990-2002. She is a certified public accountant and has a masters degree in business administration. Her current term of office as Vice President and Controller of Nicor Inc. runs through April 2007.

Nicor Inc. and Ms. Pepping are entering into a change in control agreement that generally provides, subject to the specific terms of that agreement, for her continued employment for two years following a change in control in her then-current positions at no less than her then-current compensation and benefits.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Nicor Inc. has restated its articles of incorporation. The restated articles were filed with the Illinois Secretary of State on July 21, 2006 and became effective on that date. The restatement did not amend the articles of incorporation in any substantive manner but consolidated a number of previous amendments into one document and removed three provisions from the original articles of incorporation containing information that was no longer current. The three provisions of the original articles of incorporation that were removed by the restatement were: (i) Article Two, which identified Nicor Inc.’s initial registered office and initial registered agent in Illinois; (ii) Article Six, which identified the class and number of shares that Nicor Inc. initially proposed to issue following its incorporation without further report to the Illinois Secretary of State; and (iii) Article Nine, which identified the estimated value of property and estimated gross amount of business of Nicor Inc. for the year following its incorporation. In order to effect the restatement, the Illinois Business Corporation Act required Nicor Inc. to file Form BCA 10.30R with the Illinois Secretary of State. Pursuant to Section 5/10.15 of the Illinois Business Corporation Act of 1983, a shareholder vote was not required to effect the restatement and the technical amendments.

A copy of the restated articles of incorporation (including Form BCA 10.30R) is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following is filed as an exhibit to this report

99.1. Restated Articles of Incorporation NICOR Inc. (including Form BCA 10.30R)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Nicor Inc.

 Date  July 26, 2006                          /s/ PAUL C. GRACEY, JR.
Paul C. Gracey, Jr.
Senior Vice President, General Counsel and
Secretary

Exhibit Index

Exhibit
Number      Description of Document

99.1      Restated Articles of Incorporation NICOR Inc. (including BCA Form 10.30R)